Financial risk exposure and risk management	12 Months Ended
Dec. 31, 2025
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial risk exposure and risk management

25. Financial risk exposure and risk management

The Company is exposed in varying degrees to certain financial risks by virtue of its activities. The overall financial risk management program focuses on preservation of cash flows by reducing exposure to risks posed by the uncertainties and volatilities of financial markets. The Company is exposed to the following types of risk and manages them as follows:

a.	Currency risk

As the Company evaluates potential mining interests across the globe, some of the Company’s financial instruments and transactions are denominated in currencies other than the U.S. dollar. The fluctuation of the U.S. dollar in relation to different currencies will consequently have an impact upon the expenses and profitability of the Company and may also affect the value of the Company’s assets.

To mitigate this risk, the Company maintains the majority of its cash balances in U.S. dollars and purchases of foreign currencies are made only as and when required, at the prevailing spot price, to fund corporate activities and facilitate payments.

b.	Interest rate risk

Interest rate risk is the risk that the fair value of a financial instrument or cash flows associated with the instrument will fluctuate due to changes in market interest rates.

The only liability subject to interest is the Credit Facility, which bears a variable interest rate when drawn. The undrawn Credit Facility is subject to standby charges. An increase of 1% in interest rates would have resulted in a decrease in net earnings of $0.4 million (2024: $0.4 million).

c.	Credit risk

Credit risk is the risk of a financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligation. Credit risk arises principally from the Company’s royalty receivables, loans receivable, cash and cash equivalents, short-term investments and prepaid gold interests.

The Company’s metals received from the various mineral interests and prepaid gold interests are sold to a third-party customer and have limited credit risk.

The Company receives royalty payments on a quarterly basis and the risk associated with collection of royalties is minimal since the royalty payments are from mines that generally generate cash flows.

Credit approvals and other monitoring procedures are also in place to ensure that follow-up action is taken to recover overdue loans receivable amounts, with management being proactively involved in discussions with counterparties to whom loans are provided. Furthermore, the Company reviews the recoverable amount of each loan receivable on an individual basis at the end of the reporting period to ensure that an adequate loss allowance is made where management determines there to be an expected credit loss.

In the case of other receivables of financing facilities, the Company performs either a credit analysis or ensures that it has sufficient guarantees in case of non-payment by the third party to cover the net book value of the other receivables.

The Company manages counterparty credit risk, in respect of cash and cash equivalents, by maintaining bank accounts with highly rated U.S. and Canadian banks. As at December 31, 2025, the Company’s cash and cash equivalents are maintained with U.S. and Canadian banks with a minimum A1/P1 rating.

d.	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company finances its operations through a combination of operating cash flows and debt. The Company primarily uses funds generated from operating activities to fund operational expenses and interest and principal payments on its borrowings. The Company continuously monitors and reviews its actual and forecasted cash flows and manages liquidity risk by maintaining adequate cash and cash equivalents, and by utilizing access to undrawn credit facilities.

The Company believes its cash on hand and estimated cash flows from royalties and the sale of metal credits will be sufficient to fund its anticipated operating cash requirements for the next 12 months.

Below is a maturity analysis of the Company’s undiscounted financial liabilities and contractual obligations:

		Less than one	One to three	After three
As at December 31, 2025	Total	year	years	years
Amounts payable and other liabilities	$35,073	$35,073	$—	$—
Lease obligation	1,619	463	799	357
Total	$36,692	$35,536	$799	$357

		Less than one	One to three	After three
As at December 31, 2024	Total	year	years	years
Amounts payable and other liabilities	$23,090	$23,090	$—	$—
Lease obligation	1,961	419	865	677
Total	$25,051	$23,509	$865	$677

e.	Commodity price risk

The profitability of the Company’s operations and mineral interests relates primarily to the market price and outlook of gold and silver.

Commodity prices historically have fluctuated widely and are affected by numerous factors outside of the Company’s control including, but not limited to, industrial, residential and retail demand, forward sales by producers and speculators, levels of worldwide production, short-term changes in supply and demand due to speculative or hedging activities, macroeconomic variables, geopolitical events and certain other factors related specifically to gold (including central bank reserves management).

To the extent that the price of commodities increases over time, the fair value of the Company’s mineral interests will increase and cash flows will improve; conversely, declines in the price of a commodity will reduce the fair value of mineral interests and cash flows. A protracted period of depressed prices could impair the Company’s operations and acquisition opportunities, and significantly erode shareholder value.

An increase/decrease of 10% in the price of gold and silver, the Company’s two largest net revenue sources, would result in an increase/decrease of net earnings of approximately $19.9 million (2024: $14.2 million) and $11.5 million (2024: $8.9 million), respectively. The Company does not use derivatives to mitigate its exposure to commodity price risk.